UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 23373

NORTH SQUARE INVESTMENTS TRUST
(Exact name of Registrant as specified in charter)

10 South LaSalle Street, Suite 1925
Chicago IL  60603
(Address of principal executive offices) (Zip code)

Alan E. Molotsky, Esq.
North Square Investments Trust
10 South LaSalle Street, Suite 1925
Chicago IL  60603
(Name and address of agent for service)

(312) 857-2160
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2020

Date of reporting period: April 1, 2019 – March 31, 2020

Item 1. Reports to Stockholders.

ANNUAL REPORT

NORTH SQUARE GLOBAL RESOURCES & INFRASTRUCTURE FUND

MARCH 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.northsquareinvest.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 1-855-551-5521.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call the Fund toll-free at 1-855-551-5521 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

North Square Investments | www.northsquareinvest.com

North Square Global Resources & Infrastructure Fund

Table of Contents

Shareholder Letter	1

Fund Performance	2

Schedule of Investments	3

Statement of Assets and Liabilities	6

Statement of Operations	7

Statement of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	11

Report of Independent Registered Public Accounting Firm	16

Supplemental Information	17

Expense Example	18

This report and the financial statements contained herein are provided for the general information of the shareholders of the North Square Global Resources & Infrastructure Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.northsquareinvest.com

Discussion of Fund Performance

Fellow Shareholders,

For the period April 1, 2019 through March 31, 2020, the North Square Global Resources & Infrastructure Fund returned -38.42% (Class A) and -38.28% (Class I) at NAV before taxes. The Fund’s benchmark, the MSCI ACWI Index, returned -11.26%. We discuss the factors that affected the Fund’s absolute performance below:

Overview

Drastically lower crude-oil prices provided a headwind for corporate profitability and stock prices in the energy sector, while falling prices among other commodities caused general weakness in nonenergy natural resources industries. Natural resources equities remain materially underpriced relative to more normalized commodity price levels, sell at historic relative discounts to the equity market overall and present above average opportunity from current levels. Foreign holdings detracted from the fund’s relative performance, in part due to a stronger U.S. dollar.

Contributors to Performance

Leading contributors during the reporting period were stock selections in precious metals, defensive chemical equities along with acquisition targets in energy. Specific overweight to metals and mining and energy positions provided the most meaningful contributions to returns and included Newmont Mining, Barrick Gold, Air Products, and Anadarko Petroleum.

Detractors from Performance

Leading detractors during the reporting period were stock selections in high growth exploration and production energy equities, timber and forest products, and oil service. These included Pioneer Natural Resources, EOG Resources, Weyerhaeuser, and Schlumberger.

Fund Positioning

The North Square Global Resources and Infrastructure Fund diversifies its investments across several broad areas such as Energy, Infrastructure, Metals, Agriculture, and Timber/Forest Products. Our outlook on Energy is positive. OPEC+ has agreed to continue cutting supply and we expect sharply higher oil prices over the next year along with consolidation in the industry. We therefore maintain our overweight in Energy, relative to the benchmark. Our team continues to focus on high quality companies with strong balance sheets and management teams with a track record of superior execution. High growth exploration and production companies balanced with more defensive international integrated oil companies remain the fund’s biggest industry overweight. We are also positive on metals and mining companies as their balance sheets have improved significantly over the past few years, combined with a new focus on disciplined capital spending, free cash flow and improved shareholder returns. We remain constructive on precious metals, specifically gold. Gold remains one of the best safe-haven assets during times of economic and financial stress, providing superior relative returns during periods of negative real interest rates which we entered in 2019.

The prices of most commodities have already declined materially this year as global economic growth remains weak and investor risk aversion holds steady. While policy in China has become more accommodative, it is on a limited scale and is only likely to stabilize growth rather than provide a sustained lift. Meanwhile, growth in the euro-zone, the US and Japan has also slowed, pointing to temporary subdued commodity demand.

Turning to 2021, the outlook for commodity prices is positive. The Fed is in a historic easing mode, which should promote a return of risk appetite. By 2021, we see a cyclical recovery in global economies giving a boost to commodity markets.

Sincerely,

Michael Underhill	Susan Dambekaln
CIO & Portfolio Manager	Managing Partner & Co-Portfolio Manager
Capital Innovations, LLC	Capital Innovations, LLC

The views of the Fund’s advisors are as of the date of this letter and not as of any later date.

Portfolio holdings are subject to change daily. Nothing in this letter represents a recommendation to buy, hold or sell any security.

North Square Global Resources & Infrastructure Fund
FUND PERFORMANCE at March 31, 2020 (Unaudited)

Performance of a $1,000,000 Investment

		Average Annual
					Since	Inception
Total Returns as of March 31, 2020	6 Months	1 Year	3 Year	5 Year	Inception	Date
Before deducting maximum sales charge
Class A1	(33.72)%	(38.42)%	(14.40)%	(8.36)%	(3.45)%	09/28/12
Class I2	(33.59)%	(38.28)%	(14.15)%	(8.13)%	(3.20)%	09/28/12
After deducting maximum sales charge
Class A1	(37.53)%	(41.96)%	(16.07)%	(9.44)%	(4.21)%	09/28/12
MSCI ACWI Index	(14.33)%	(11.26)%	1.50%	2.85%	6.01%	09/28/12
S&P Global Natural Resources Index	(26.47)%	(30.01)%	(6.41)%	(2.73)%	(3.11)%	09/28/12

[1]
Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

[2]	Class I shares do not have any initial or CDSC.

On May 10, 2019, the North Square Global Resources and Infrastructure Fund (the “Fund”) acquired the assets and liabilities of the Oak Ridge Global Resources and Infrastructure Fund (the “Predecessor Fund”). Prior to July 1, 2017, the shares were part of the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Acquired Fund”), a separate series of the RidgeWorth Funds.

The performance data quoted here represents past performance, and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

Gross and net expense ratios for Class A shares were 2.57% and 1.40%, respectively, and for Class I shares were 2.32% and 1.15%, respectively, which were the amounts stated in the current prospectus dated July 29, 2019. For the Fund’s current period expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until May 10, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The performance table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

North Square Global Resources & Infrastructure Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2020

Number
of Shares		Value
	COMMON STOCKS – 101.7%

	AUSTRALIA – 6.0%
4,625	BHP Group Ltd. – ADR	$169,691

	BERMUDA – 1.9%
1,350	Bunge Ltd.	55,390

	BRAZIL – 3.7%
11,550	BRF SA – ADR*	33,495
4,590	Petroleo Brasileiro SA – ADR	25,245
5,730	Vale SA – ADR	47,502
		106,242
	CANADA – 12.9%
6,190	Barrick Gold Corp.	113,401
2,360	Canadian Natural Resources Ltd.	31,978
820	Enbridge Inc.	23,854
3,300	Nutrien Ltd.	112,002
3,140	Suncor Energy, Inc.	49,612
690	TC Energy Corp	30,567
400	West Fraser Timber Co Ltd.*	7,629
		369,043
	FRANCE – 3.3%
2,495	TOTAL SA – ADR	92,914

	IRELAND – 1.8%
1,850	Smurfit Kappa Group PLC	52,255

	ITALY – 1.3%
1,930	Eni SpA – ADR	38,253

	JERSEY – 2.0%
37,450	Glencore plc	56,682

	LUXEMBOURG – 1.0%
2,997	ArcelorMittal – ADR	27,962

	NETHERLANDS – 0.8%
430	LyondellBasell Industries N.V. – Class A	21,341

	NETHERLANDS ANTILLES – 0.7%
1,540	Schlumberger Ltd.	20,775

	REPUBLIC OF KOREA – 0.4%
350	POSCO – ADR*	11,428

	RUSSIAN FEDERATION – 1.0%
460	LUKOIL PJSC – ADR	27,214

	UNITED KINGDOM – 12.4%
4,515	Anglo American PLC	79,119
4,000	BP p.l.c – ADR	97,560
1,850	Rio Tinto plc – ADR	84,286
2,630	Royal Dutch Shell PLC – Class A – ADR	91,761
		352,726

See accompanying Notes to Financial Statements.

North Square Global Resources & Infrastructure Fund
SCHEDULE OF INVESTMENTS – Continued
As of March 31, 2020

Number
of Shares		Value
	COMMON STOCKS (Continued)

	UNITED STATES – 52.5%
240	Air Products & Chemicals, Inc.	$47,906
1,340	Alcoa Corp.*	8,254
2,610	Archer-Daniels-Midland Co.	91,820
360	Caterpillar, Inc.	41,774
830	CF Industries Holdings, Inc.	22,576
1,440	Cheniere Energy, Inc.*	48,240
1,250	Chevron Corp.	90,575
570	Concho Resources, Inc.	24,424
1,110	ConocoPhillips	34,188
650	Corteva, Inc.	15,275
600	Deere & Co.	82,896
740	Dow, Inc.	21,638
970	DuPont de Nemours, Inc.	33,077
750	EOG Resources, Inc.	26,940
2,450	Exxon Mobil Corp.	93,026
14,600	Freeport-McMoRan, Inc.	98,550
1,570	International Paper Co.	48,874
920	Kinder Morgan, Inc. of Delaware	12,806
920	Marathon Petroleum Corp.	21,730
2,770	The Mosaic Co.	29,971
1,290	Newmont Corp.	58,411
1,640	Nucor Corp.	59,073
2,070	Olin Corp.	24,157
370	Packaging Corp of America	32,127
460	Phillips 66	24,679
1,290	Pioneer Natural Resources Co.	90,494
650	Southern Copper Corp.	18,304
2,680	Steel Dynamics, Inc.	60,407
500	TC PipeLines LP	13,740
400	Vulcan Materials Co.	43,228
2,310	WestRock Co.	65,281
6,760	Weyerhaeuser Co.	114,582
		1,499,023
	TOTAL COMMON STOCKS
	(Cost $4,165,595)	2,900,939
	TOTAL INVESTMENTS – 101.7%
	(Cost $4,165,595)	2,900,939
	Liabilities in Excess of Other Assets – (1.7)%	(48,603)
	TOTAL NET ASSETS – 100.0%	$2,852,336

ADR – American Depositary Receipt
PJSC – Public Joint Stock Company
PLC – Public Limited Company
* Non-income producing security.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying Notes to Financial Statements.

North Square Global Resources & Infrastructure Fund
SUMMARY OF INVESTMENTS
As of March 31, 2020

Percent of Total
Security Type/Sector	Net Assets
Common Stocks
Materials	51.6%
Energy	35.4%
Consumer Staples	6.3%
Industrials	4.4%
Real Estate	4.0%
Total Common Stocks	101.7%
Total Investments	101.7%
Liabilities in Excess of Other Assets	(1.7%)
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square Global Resources & Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2020

Assets:
Investments, at value (cost $4,165,595)	$2,900,939
Receivables:
Dividends and interest	25,963
Due from Advisor (Note 3)	50,402
Prepaid expenses	5,875
Total assets	2,983,179

Liabilities:
Payables:
Due to custodian	60,807
Organizational and offering costs	24,580
Transfer agent fees	9,875
Fund administration fees	9,833
Auditing fees	8,700
Legal fees	8,467
Custody fees	3,185
Due to Trustees	1,565
Chief Compliance Officer fees (Note 3)	508
Shareholder servicing fees (Note 6)	375
Distribution fees - Class A (Note 7)	270
Accrued other expenses	2,678
Total liabilities	130,843

Net Assets	$2,852,336

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$6,025,424
Total distributable earnings (loss)	(3,173,088)

Net Assets	$2,852,336

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$1,150,268
Shares of beneficial interest issued and outstanding	172,840
Net asset value, redemption and offering price per share	$6.66
Maximum sales charge (5.75% of offering price)*	$0.41
Maximum offering price to public	$7.07

Class I Shares:
Net assets applicable to shares outstanding	$1,702,068
Shares of beneficial interest issued and outstanding	253,617
Net asset value, redemption and offering price per share	$6.71

*
No sales charges applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

North Square Global Resources & Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes and/or issuance fees of $17,139)	$316,260
Interest	665
Total investment income	316,925

Expenses:
Advisory fees (Note 3)	94,534
Transfer agent fees and expenses	53,044
Fund administration fees	42,537
Registration fees	33,826
Legal fees	20,889
Auditing fees	18,400
Custody fees	17,652
Organizational Costs	16,834
Shareholder servicing fees (Note 6)	11,875
Trustees’ fees and expenses	7,867
Offering costs	7,746
Chief Compliance Officer fees (Note 3)	6,466
Distribution fees - Class A (Note 7)	5,867
Other expenses	7,704
Total expenses	345,241
Less advisory fees waived & expenses reimbursed (Note 3)	(230,816)
Net expenses	114,425
Net Investment income	202,500

Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(1,220,865)
Foreign currency transactions	(3,113)
Net realized loss	(1,223,978)
Net change in unrealized appreciation/depreciation on:
Investments	(1,618,311)
Foreign currency translations	331
Net change in unrealized appreciation/depreciation	(1,617,980)
Net realized and unrealized loss	(2,841,958)

Net Decrease in Net Assets from Operations	$(2,639,458)

See accompanying Notes to Financial Statements.

North Square Global Resources & Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$202,500	$390,647
Net realized loss on investments and foreign currency translations	(1,223,978)	(251,845)
Net change in unrealized appreciation/depreciation
on investments and foreign currency translations	(1,617,980)	(1,515,390)
Net decrease in net assets resulting from operations	(2,639,458)	(1,376,588)

Distributions to Shareholders:
Distributions
Class A	(129,137)	(54,238)
Class I	(190,460)	(338,608)
Total	(319,597)	(392,846)

Capital Transactions:
Net proceeds from shares sold:
Class A	48,579	20,666
Class I	285,945	2,831,291
Reinvestment of distributions:
Class A	129,137	54,238
Class I	190,454	322,580
Cost of shares redeemed:
Class A	(935,642)	(82,791)
Class I	(10,748,785)	(6,570,928)
Net decrease in net assets from capital share transactions	(11,030,312)	(3,424,944)
Total decrease in net assets	(13,989,367)	(5,194,378)

Net Assets:
Beginning of Period	16,841,703	22,036,081
End of Period	$2,852,336	$16,841,703

Capital Share Transactions:
Shares sold:
Class A	4,771	1,792
Class I	25,139	237,193
Shares reinvested:
Class A	11,839	5,117
Class I	17,326	30,261
Shares redeemed:
Class A	(90,570)	(6,668)
Class I	(1,012,357)	(578,107)
Net decrease in capital share transactions	(1,043,852)	(310,412)

See accompanying Notes to Financial Statements.

North Square Global Resources & Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class A*

Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period	For the
	For the Year Ended March 31,				December 1,	Year Ended
					2015** through	November 30,
	2020	2019	2018	2017	March 31, 2016	2015
Net asset value, beginning of period	$11.40	$12.33	$11.50	$9.03	$9.90	$11.83
Income from Investment Operations:
Net investment income[1]	0.22	0.20	0.15	0.08	0.07	0.11
Net realized and unrealized gain (loss)	(4.36)	(0.90)	0.75	2.59	(0.76)	(1.90)
Total from investment operations	(4.14)	(0.70)	0.90	2.67	(0.69)	(1.79)
Less Distributions:
From net investment income	(0.60)	(0.18)	(0.07)	(0.20)	(0.18)	(0.14)
From net realized gain	—	(0.05)	—	—	—	—
Total distributions	(0.60)	(0.23)	(0.07)	(0.20)	(0.18)	(0.14)
Net asset value, end of period	$6.66	$11.40	$12.33	$11.50	$9.03	$9.90
Total return[2]	(38.42)%	(5.58)%	7.88%	29.72%	(7.01)%[3]	(15.14)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,150	$2,814	$3,039	$1,409	$1,250	$1,756
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.24%	2.57%	2.68%	2.54%	14.70%[4]	3.67%
After fees waived and expenses absorbed	1.40%	1.40%	1.40%	1.40%	1.53%[4]	1.60%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.79)%	0.52%	(0.02)%	(0.35)%	(10.83)%[4]	(1.09)%
After fees waived and expenses absorbed	2.05%	1.69%	1.26%	0.79%	2.34%[4]	0.98%
Portfolio turnover rate[5]	6%	20%	59%	52%	23%[3]	19%

*
Financial information from December 1, 2014 through May 10, 2019 is for Oak Ridge Global Resources & Infrastructure Fund which was organized into the North Square Global Resources & Infrastructure Fund as of the close of business May 10, 2019.

**	The Fund had a fiscal year end change from November 30 to March 31 and adopted the historical performance of the Predecessor Fund.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.

North Square Global Resources & Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class I*

Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period	For the
	For the Year Ended March 31,				December 1,	Year Ended
					2015** through	November 30,
	2020	2019	2018	2017	March 31, 2016	2015

Net asset value, beginning of period	$11.47	$12.38	$11.54	$9.04	$9.91	$11.84
Income from Investment Operations:
Net investment income[1]	0.24	0.24	0.18	0.12	0.07	0.14
Net realized and unrealized gain (loss)	(4.40)	(0.90)	0.76	2.58	(0.76)	(1.90)
Total from investment operations	(4.16)	(0.66)	0.94	2.70	(0.69)	(1.76)
Less Distributions:
From net investment income	(0.60)	(0.20)	(0.10)	(0.20)	(0.18)	(0.17)
From net realized gain	—	(0.05)	—	—	—	—
Total distributions	(0.60)	(0.25)	(0.10)	(0.20)	(0.18)	(0.17)
Net asset value, end of period	$6.71	$11.47	$12.38	$11.54	$9.04	$9.91
Total return[2]	(38.28)%	(5.25)%	8.20%	30.02%	(6.93)%[3]	(14.92)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,702	$14,028	$18,997	$7,421	$1,955	$3,336
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.46%	2.32%	2.43%	2.38%	14.19%[4]	3.42%
After fees waived and expenses absorbed	1.15%	1.15%	1.15%	1.15%	1.28%[4]	1.35%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.14)%	0.77%	0.23%	(0.11)%	(10.39)%[4]	(0.84)%
After fees waived and expenses absorbed	2.17%	1.94%	1.51%	1.12%	2.52%[4]	1.23%
Portfolio turnover rate[5]	6%	20%	59%	52%	23%[3]	19%

*
Financial information from December 1, 2014 through May 10, 2019 is for Oak Ridge Global Resources & Infrastructure Fund which was organized into the North Square Global Resources & Infrastructure Fund as of the close of business May 10, 2019.

**	The Fund had a fiscal year end change from November 30 to March 31 and adopted the historical performance of the Predecessor Fund.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.

North Square Global Resources & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2020

Note 1 – Organization

The North Square Global Resources & Infrastructure Fund (the “Fund”) was organized as a diversified series of the North Square Investment Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to provide long-term growth of capital. The Fund currently offers two classes of shares: Class A and Class I.  Effective the close of business on May 10, 2019, North Square Global Resources & Infrastructure Fund, a new series of the Trust, acquired all the assets and assumed the liabilities of the Oak Ridge Global Resources & Infrastructure Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust.

The reorganization was accomplished by the following tax free reorganization in which each shareholder of the Predecessor Fund received the same aggregated net asset value in the corresponding classes as noted below:

Share Class	Total Shares	Net Assets	Net Asset Value/Share
Class A Shares	241,749	$ 2,663,585	$11.02
Class I Shares	1,130,301	$12,527,950	$11.08

The net unrealized appreciation (depreciation) of the Predecessor Fund was $(36,371) as of the date of acquisition.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification, Financial Services – Investment Companies, Topic 946 (“ASC 946”).

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s net asset value (“NAV”) is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

North Square Global Resources & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service or from a brokerage firm. The pricing service or broker will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

The global outbreak of COVID‐19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long‐term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

(b)  Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c)  Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended March 31, 2017-2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d)  Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with North Square Investments, LLC (the “Advisor” or “NSI”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor engages Capital Innovations, LLC (the “Sub-Advisor”) to

North Square Global Resources & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020

manage the Fund and pays the Sub-Advisor from its advisory fees. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40%, and 1.15% of the Fund’s average daily net assets for Class A and Class I shares, respectively. This agreement is in effect until May 10, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the period ended March 31, 2020, the Advisor waived a portion of its advisory fees totaling $230,816. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending thirty-six months after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At March 31, 2020, the amount of these potentially recoverable expenses was $653,026. The Advisor may recapture all or a portion of this amount no later than March 31 of the years stated below:

2021	$182,875
2022	239,335
2023	230,816
Total	$653,026
Effective May 10, 2019, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as the Fund’s fund accountant, transfer agent and administrator. U.S. Bank, N.A., serves as the Fund’s custodian. Prior to May 10, 2019, UMB Fund Services, Inc. served as the Fund’s fund accountant, transfer agent and administrator, and UMB Bank N.A. served as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the period ended March 31, 2020 are reported on the Statement of Operations.

Effective May 10, 2019, Compass Distributors, LLC serves as the Fund’s distributor (the “Distributor”). Prior to May 10, 2019, IMST Distributors, LLC served as the Fund’s distributor. The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution related services.

Effective May 10, 2019, Cipperman Compliance Services provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to May 10, 2019, Dziura Compliance Consulting , LLC provided CCO services to the Investment Managers Series Trust to which the Fund belonged. The Fund’s allocated fees incurred for CCO services for the period ended March 31, 2020 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At March 31, 2020, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$4,224,603
Gross unrealized appreciation	130,822
Gross unrealized depreciation	(1,454,486)
Net unrealized depreciation on investments	$(1,323,664)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no reclassifications made between paid-in capital and total distributable earnings (loss).

North Square Global Resources & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020

As of March 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$21,822
Undistributed long-term capital gains	—
Accumulated earnings	21,822
Accumulated capital and other losses	(1,871,381)
Net unrealized depreciation on investments	(1,323,664)
Net unrealized appreciation on foreign currency translations	135
Total distributable earnings (loss)	$(3,173,088)

The tax character of distributions paid during the fiscal years ended March 31, 2020 and March 31, 2019, were as follows:

	March 31, 2020	March 31, 2019
Distributions paid from:
Ordinary income	$319,597	$318,531
Net long-term capital gains	—	74,315
Total distributions paid	$319,597	$392,846

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For tax purposes, the Fund did not have any post-October losses as of March 31, 2020.

At March 31, 2020, the Fund had $259,669 of short-term and $1,611,712 of long-term non-expiring accumulated net realized capital loss carryovers.

Note 5 – Investment Transactions

For the year ended March 31, 2020, purchases and sales of investments, excluding short-term investments, were $610,763 and $11,726,559, respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended March 31, 2020, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, attributable to Class A shares, payable to Compass Distributors LLC. Class I does not pay any distribution fees.

For the period ended March 31, 2020, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

North Square Global Resources & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020

•	Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks[1]
Australia	$169,691	$—	$—	$169,691
Bermuda	55,390	—	—	55,390
Brazil	106,242	—	—	106,242
Canada	369,043	—	—	369,043
France	92,914	—	—	92,914
Ireland	—	52,255	—	52,255
Italy	38,253	—	—	38,253
Jersey	—	56,682	—	56,682
Luxembourg	27,962	—	—	27,962
Netherlands	21,341	—	—	21,341
Netherlands Antilles	20,775	—	—	20,775
Republic of Korea	11,428	—	—	11,428
Russian Federation	27,214	—	—	27,214
United Kingdom	273,607	79,119	—	352,726
United States	1,499,023	—	—	1,499,023
Total Investments	$2,712,883	$188,056	$—	$2,900,939

*  The Fund did not hold any Level 3 securities at period end.

Note 10 – New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), Fair Value Measurement. ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

At a regular meeting of the Board of Trustees on April 29, 2020, the Advisor and the Board approved a resolution to liquidate the Fund effective after the close of business on May 29, 2020.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the North Square Global Resources & Infrastructure Fund
  and the Board of Trustees of North Square Investments Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the North Square Global Resources & Infrastructure Fund (the “Fund”), a series of North Square Investments Trust, including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and for the year ended November 30, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the year ended November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for the year ended March 31, 2017 and for the period December 1, 2015 through March 31, 2016, and in their report, dated May 25, 2017, they expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the North Square Investments Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 1, 2020

North Square Global Resources & Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2020 was 75.53%.

Qualified Dividend Income

For the year ended March 31, 2020, 100.00%, of dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as qualified dividend income.

North Square Global Resources & Infrastructure Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2020 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from October 1, 2019 to March 31, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expense Paid
		Account	Account	During
		Value	Value	Period*
Global Resources & Infrastructure Fund		10/1/19	3/31/20	10/1/19 – 3/31/20
Class A	Actual Performance	$1,000.00	$ 662.80	$5.82
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.00	$7.06
Class I	Actual Performance	$1,000.00	$ 664.10	$4.78
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.25	$5.81

*
Expenses are equal to the Fund’s annualized expense ratios of 1.40% and 1.15% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the sixth month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

North Square Global Resources & Infrastructure Fund

Advisor
North Square Investments, LLC
10 South LaSalle Street, Suite 1925
Chicago, Illinois 60603

Sub-Advisor
Capital Innovations, LLC
325 Forest Grove Drive, Suite 100
Pewaukee, Wisconsin 53072

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Ste 300
Milwaukee, Wisconsin 53212

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Compass Distributors LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

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FUND INFORMATION

	Ticker	CUSIP
North Square Global Resources & Infrastructure Fund – Class A	INNAX	66263L 106
North Square Global Resources & Infrastructure Fund – Class I	INNNX	66263L 205

Privacy Principles of the North Square Global Resources & Infrastructure Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the North Square Global Resources & Infrastructure Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (855) 551-5521 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 551-5521 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330. The Fund’s Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free (855) 551-5521.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi- annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (855) 551-5521.

North Square Global Resources & Infrastructure Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201
Toll Free: (855) 551-5521

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.
The Registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  David B. Boon is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.
Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$5,900	$15,600
Audit-Related Fees	$0	$0
Tax Fees	$2,800	$2,800
All Other Fees	$0	$0

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2020	FYE 3/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  There were no non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc. –not sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of ethics. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(4) There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

North Square Investments Trust

By:          /s/Mark D. Goodwin
Mark D. Goodwin,
President

Date:      June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:          /s/Mark D. Goodwin
Mark D. Goodwin,
President

Date       June 9, 2020

By:           /s/Alan E. Molotsky
Alan E. Molotsky,
Treasurer

Date       June 9, 2020